Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and contingencies

Commitments

The MFAs require the Company and its MF subsidiaries, among other obligations:

(i)
to pay monthly royalties commencing at a rate of approximately 5% of gross sales of the restaurants, during the first 10 years, substantially consistent with market. This percentage increases to 6% and 7% for the subsequent two 5-year periods of the agreement;

(ii)
to agree with McDonald’s on a restaurant opening plan and a reinvestment plan for each three-year period and pay an initial franchise fee for each new restaurant opened. On January 26, 2017, the Company reached an agreement with McDonald’s Corporation for the three-year period commenced on January 1, 2017. Refer to Note 27 for more details;

(iii)	to commit to funding a specified Strategic Marketing Plan;

(iv)	to own (or lease) directly or indirectly, the fee simple interest in all real property on which any franchised restaurant is located; and

(v)	to maintain a minimum fixed charge coverage ratio (as defined therein) at least equal to 1.50 as well as a maximum leverage ratio (as defined therein) of 4.25.

Related to the royalties mentioned in point (i), during 2014, the Company negotiated and obtained temporary royalty waivers from McDonald’s Corporation for its operations in Venezuela considering the restrictions and regulations in place affecting its operations in that country. Therefore the Company recorded a royalty waiver amounting to $6.1 million within “Royalty fees” in the consolidated statement of income (loss), for the fiscal year ended December 31, 2014.

McDonald’s Corporation granted the Company limited waivers through and including June 30, 2016, during which time the Company was not required to comply with the financial ratios set forth in the MFA, mentioned in point (v) above. If the Company would not be in compliance with the financial requirements and would be unable to obtain an extension of the waiver or to comply with the original commitments under the MFA, it could be in material breach. A breach of the MFA would give McDonald’s Corporation certain rights, including the ability to acquire all or portions of the business.

The following table summarize Company’s ratios requirements for the three-month periods ended from June 30, 2014 to December 31, 2016:

	Leverage Ratio	Fixed Charge Coverage Ratio
June 30, 2014	4.38	1.48
September 30, 2014	4.59	1.44
December 31, 2014	4.65	1.42
March 31, 2015	4.62	1.40
June 30, 2015	4.61	1.45
September 30, 2015	4.56	1.48
December 31, 2015	4.40	1.56
March 31, 2016	4.80	1.67
June 30, 2016	4.40	1.64
September 30, 2016	4.08	1.67
December 31, 2016	4.20	1.64

Commitments (continued)

In addition, the Company maintains standby letters of credit with an aggregate drawing amount of $80 million in favor of McDonald’s Corporation as collateral for the obligations assumed under the MFAs. The letters of credit can be drawn if certain events occur, including the failure to pay royalties. No amounts have been drawn at the date of issuance of these financial statements.

Provision for contingencies

The Company has certain contingent liabilities with respect to existing or potential claims, lawsuits and other proceedings, including those involving labor, tax and other matters. At December 31, 2016 and 2015, the Company maintains a provision for contingencies, net of judicial deposits, amounting to $18,112 and $20,578, respectively, presented as follows: $764 and $512 as a current liability and $17,348 and $20,066 as a non-current liability, respectively. The breakdown of the provision for contingencies is as follows:

Description	Balance at beginning of period	Accruals, net	Settlements	Reclassifications and increase of judicial deposits	Translation	Balance at end of period
Year ended December 31, 2016:
Tax contingencies in Brazil (i)	$5,118	$7,196	$—	$—	$998	$13,312
Labor contingencies in Brazil (ii)	7,013	19,903	(17,523)	—	1,757	11,150
Other (iii)	13,947	1,478	(3,031)	(37)	(135)	12,222
Subtotal	26,078	28,577	(20,554)	(37)	2,620	36,684
Judicial deposits (iv)	(5,500)	—	—	(11,458)	(1,614)	$(18,572)
Provision for contingencies	$20,578	$28,577	$(20,554)	$(11,495)	$1,006	$18,112

Year ended December 31, 2015:
Tax contingencies in Brazil (i)	$1,999	$4,616	$(9)	$(532)	$(956)	$5,118
Labor contingencies in Brazil (ii)	10,360	19,692	(19,877)	(26)	(3,136)	7,013
Other (iii)	7,780	13,421	(4,213)	(22)	(3,019)	13,947
Subtotal	20,139	37,729	(24,099)	(580)	(7,111)	26,078
Judicial deposits (iv)	(7,935)	—	684	(863)	2,614	(5,500)
Provision for contingencies	$12,204	$37,729	$(23,415)	$(1,443)	$(4,497)	$20,578

Year ended December 31, 2014:
Tax contingencies in Brazil (i)	$2,235	$14	$—	$—	$(250)	$1,999
Labor contingencies in Brazil (ii)	9,484	22,726	(20,582)	(29)	(1,239)	10,360
Other (iii)	10,622	3,620	(2,974)	(543)	(2,945)	7,780
Subtotal	22,341	26,360	(23,556)	(572)	(4,434)	20,139
Judicial deposits (iv)	(7,519)	—	455	(1,857)	986	(7,935)
Provision for contingencies	$14,822	$26,360	$(23,101)	$(2,429)	$(3,448)	$12,204

(i)	In 2014, mainly related to tax on bank account transactions (CPMF). In 2015 and 2016 it also includes indirect tax matters (PIS/COFINS).

(ii)	It primarily relates to dismissals in the normal course of business.

(iii)	It mainly relates to tax and labor contingencies in other countries.

(iv)	It primarily relates to judicial deposits the Company was required to make in connection with the proceedings in Brazil.

Provision for contingencies (continued)

As of December 31, 2016, there are certain matters related to the interpretation of tax and labor laws for which there is a possibility that a loss may have been incurred in accordance with ASC 450-20-50-4 within a range of $89 million and $122 million.
 Additionally, there is a lawsuit filed by several Puerto Rican franchisees against McDonald’s Corporation and certain subsidiaries purchased by the Company during the acquisition of the LatAm business (“the Puerto Rican franchisees lawsuit”). The claim seeks declaratory judgment and damages in the aggregate amount of $66.7 million plus plaintiffs’ attorney fees. At the end of 2014 the plaintiffs finalized their presentation of evidence whereas the Company has not started yet. The Company believes that a final negative resolution has a low probability of occurrence.

During 2014, another franchisee filed a complaint (“the related Puerto Rican franchisee lawsuit”) against the Company and McDonald’s USA, LLC (a wholly owned subsidiary of McDonald’s Corporation), asserting a very similar claim to the one filed in the Puerto Rican franchisees lawsuit. The claim seeks declaratory judgment and damages in the amount of $30 million plus plaintiffs’ attorney fees. Although this case is in its early stages, the Company believes that a final negative resolution has a low probability of occurrence, since its close resemblance to the Puerto Rican franchisees lawsuit.

Furthermore, the Puerto Rico Owner Operator’s Association (“PROA”), an association integrated by the Company’s franchisees that meets periodically to coordinate the development of promotional and marketing campaigns (an association that at the time of the claim was formed solely by franchisees that are plaintiffs in the Puerto Rican franchisees lawsuit), filed a third party complaint and counterclaim (“the PROA claim”) against the Company and other third party defendants, in the amount of $31 million. On June 9, 2014, after several motions for summary judgment duly filed and opposed by the parties, the Court entered a “Partial Summary Judgment and Resolution” in favor of PROA, before initiating the discovery phase, finding that the Company must participate and contribute funds to the association. However, the Court did not specify any amount for which the Company should be held liable, due to its preliminary and interlocutory nature, and the lack of discovery conducted regarding the amounts claimed by the plaintiffs. The Company is opposing this claim vigorously because it believes that there is no legal basis for it, considering: (i) the obligation to contribute is not directed towards a cooperative, (ii) the franchise agreement does not contain a provision that makes it mandatory to participate in the cooperative, and (iii) PROA’s by-laws state that participation in the cooperative is voluntary, among other arguments. According to the points previously mentioned, the Company believes that a final negative resolution has a low probability of occurrence, therefore no provision has been recorded.

Pursuant to Section 9.3 of the Stock Purchase Agreement, McDonald’s Corporation indemnifies the Company for certain Brazilian claims as well as for specific and limited claims arising from the Puerto Rican franchisees lawsuit. Pursuant to the MFA, the Company indemnifies McDonald’s for the related Puerto Rican franchisee lawsuit and the PROA claim.

At December 31, 2016, the non-current portion of the provision for contingencies includes $5,170 related to Brazilian claims that are covered by the indemnification agreement. As a result, the Company has recorded a current asset and non-current asset in respect of McDonald’s Corporation’s indemnity in the consolidated balance sheet. The current asset in respect of McDonald’s Corporation’s indemnity represents the amount of cash to be received as a result of settling certain Brazilian labor and tax contingencies.